                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]
--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 SRS LABS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

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   (2) Form, Schedule or Registration Statement No.:

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   (3) Filing Party:

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   (4) Date Filed:

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

                                 SRS LABS, INC.
                              2909 DAIMLER STREET
                          SANTA ANA, CALIFORNIA 92705

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

     You are invited to attend the Annual Meeting of Stockholders of SRS Labs, Inc. the ("Company") to be held at 10:00 A.M., California time, on Wednesday, June 11, 1997, at the Irvine Marriott Hotel, located at 18000 Von Karman Avenue, Irvine, California 92612 for the following purposes:

          1. To elect one Class I director to the Board of Directors to hold office for a term of three years and until his respective successor is elected and qualified.

          2. To consider and act upon a proposal to approve the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors nominates Jeffrey I. Scheinrock as the nominee for election to the Board of Directors as a Class I director.

     The Board of Directors has fixed the close of business on April 25, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

     EACH STOCKHOLDER IS CORDIALLY INVITED TO BE PRESENT AND TO VOTE AT THIS ANNUAL MEETING IN PERSON. STOCKHOLDERS ARE REQUESTED TO SIGN, DATE
AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID AND ADDRESSED ENVELOPE, WHETHER OR NOT THEY EXPECT TO ATTEND. IN THE EVENT A STOCKHOLDER WHO HAS RETURNED A SIGNED PROXY ELECTS TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, THE STOCKHOLDER WILL BE ENTITLED TO VOTE.

                                          By Order of the Board of Directors,

                                          /s/ Janet M. Biski
                                          ---------------------------------
                                              Janet M. Biski
                                              Secretary

Santa Ana, California
April 30, 1997

                                 SRS LABS, INC.
                              2909 DAIMLER STREET
                          SANTA ANA, CALIFORNIA 92705

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SRS Labs, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 11, 1997, at the Irvine Marriott Hotel located at 18000 Von Karman Avenue, Irvine, California 92612 at 10:00 A.M., California time, and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described herein. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to stockholders is May 8, 1997.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on April 25, 1997, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $.001 per share ("Common Stock"), and, at the Record Date, 9,540,005 shares were issued and outstanding. Each share of Common Stock entitles the record holder on the Record Date to one vote on all matters. With respect to the election of directors only (Proposal 1), stockholders may vote in favor of the nominee or withhold their votes as to the nominee.

     Any stockholder giving a proxy has the power to revoke the proxy prior to its exercise. A proxy may be revoked (i) by delivering to the Secretary of the Company, Janet M. Biski, at or prior to the Annual Meeting, an instrument of revocation or a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked or (ii) at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

     All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted "FOR" (i) election of the Board's nominee for a Class I director and (ii) approval of the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan. As to any other business which may properly come before the Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business.

     A majority of the outstanding shares of Common Stock entitled to vote must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. The candidate for election as a Class I director will be elected by a plurality of the votes of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on such election. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on a particular proposal (other than the election of directors) is required for the adoption of the proposal. Abstentions will be counted as votes against any of the proposals as to which a stockholder abstains, but non-votes will have no effect on the voting with respect to any proposal as to which there is a non-vote. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to stockholders whose Common Stock is held of record by such entities. The Company's Board of Directors has authorized the Executive Committee of the Board to retain the services of a proxy solicitation firm if, in such Committee's view, it is deemed necessary. The Executive Committee has not engaged such a firm at this time; however, to the extent it decides to do so, the Committee will utilize the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies in connection with this Proxy Statement, and such firm will receive a fee estimated to be $4,000 and will be reimbursed for out-of-pocket expenses.

     The Company was incorporated in the State of California in June 1993 and reincorporated in the State of Delaware in June 1996. All references to the Company reflect this continuation. The Company first became a reporting company pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, in August 1996.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table contains certain information as of the Record Date regarding all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, each of the directors of the Company, each nominee for director, each of the executive officers named in the Summary Compensation Table set forth herein under the caption "Compensation of Executive Officers" (such officers are collectively referred to herein as the "Named Executive Officers") and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission (the "SEC").

                                                                     AMOUNT AND
                                                                      NATURE OF
                                                                     BENEFICIAL        PERCENT OF
                              NAME                                 OWNERSHIP(1)(2)     CLASS(1)(2)
-----------------------------------------------------------------  ---------------     -----------
Walter W. Cruttenden III(3)......................................       650,229             6.8%
Packard Bell Electronics, Inc.(4)................................       954,165             9.6%
Frank W. Cutler(5)...............................................       563,873             5.9%
Thomas C.K. Yuen and Misako Yuen(6)(7)...........................     3,128,483            32.5%
Class I Director/Nominee:
  Jeffrey I. Scheinrock(7)(8)....................................        11,811               *
Class II Directors:
  John AuYeung(7)(8).............................................        10,000               *
  John Tu(7)(9)..................................................       221,152             2.3%
Class III Directors:
  Stephen V. Sedmak(7)(10).......................................       918,557             9.4%
  Thomas C.K. Yuen(6)(7).........................................     3,128,483            32.5%
Named Executive Officers, Who are Not Directors
  Robert A. Veri(7)..............................................            --              --
  James S. Lucas(7)(11)..........................................       225,855             2.3%
  Janet M. Biski(7)(12)..........................................        33,793               *
All directors and executive officers as a group (8
  persons)(13)...................................................     4,549,651            45.0%

---------------
  *  Less than one percent.

 (1) Subject to applicable community property and similar statutes.

 (2) Includes (a) shares beneficially owned, whether directly or indirectly, individually or together with associates, and (b) shares of which beneficial ownership may be acquired within 60 days of the Record Date by exercise of stock options ("Stock Option Shares").

                                          (Footnotes continued on the next page)

(Footnotes continued from the preceding page)

 (3) Includes 108,618 shares of Common Stock held by Mr. Cruttenden as custodian for three of his minor children, Rian P. Cruttenden (36,206 shares), Jeffrey J. Cruttenden (36,206 shares) and Alexander Cruttenden (36,206 shares). Also includes an additional 36,206 shares of Common Stock held by another of his children, Christopher L. Cruttenden. Mr. Walter Cruttenden disclaims beneficial ownership of the 36,206 shares held by Christopher L. Cruttenden. Mr. Walter Cruttenden's mailing address is c/o Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715.

 (4) Includes 382,104 Stock Option Shares. The mailing address for Packard Bell Electronics, Inc. is 31717 La Tinda Drive, Westlake Village, California 91362.

 (5) Includes 724 shares of Common Stock held by Mr. Cutler as custodian for his niece, Lakin Alexis McCarthy. Mr. Cutler's mailing address is c/o The Cutler Group, 711 North Bayfront, Newport Beach, California 92662.

 (6) Includes 2,835,210 shares of Common Stock held by Mr. and Mrs. Yuen, co-trustees of the Thomas Yuen Family Trust, and 90,518 Stock Option Shares granted to Mr. Yuen. Also includes 202,755 shares of Common Stock held by Atsuko Hamasaki as trustee of the Yuen 1993 Irrevocable Trust (144,825 shares) and as custodian for Mr. and Mrs. Yuen's children, Jennifer Wen Lee Yuen (28,965 shares) and Constance Kahlee Yuen (28,965 shares). Mr. and Mrs. Yuen disclaim beneficial ownership of the 202,755 shares held by Atsuko Hamasaki.

 (7) The mailing address of such stockholder is c/o SRS Labs, Inc., 2909 Daimler Street, Santa Ana, California 92705.

 (8) All Stock Option Shares.

 (9) Includes 10,000 Stock Option Shares.

(10) Includes 232,809 Stock Option Shares.

(11) Includes 178,998 Stock Option Shares.

(12) Includes 33,493 Stock Option Shares.

(13) Includes 567,629 Stock Option Shares.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Under the Company's Certificate of Incorporation (the "Certificate") and Bylaws (the "Bylaws"), which provide for a "classified" Board, one person, Jeffrey I. Scheinrock, has been nominated by the Board of Directors for election at the Annual Meeting to serve a three year term expiring at the annual meeting in 2000 and until his successor is elected and qualified. A plurality of the votes of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on such election is required for election of the nominee.

     The Bylaws provide for five directors. Currently, there is one Class I director (Mr. Scheinrock), whose term expires at the Annual Meeting; two Class II directors (Messrs. AuYeung and Tu), whose term expires at the 1998 annual meeting of stockholders; and two Class III directors (Messrs. Sedmak and Yuen), whose term expires at the 1999 annual meeting of stockholders.

     The nominee presently serves as a Class I director and has served continuously as a director of the Company since the date indicated in his biography below. In the event the nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE LISTED BELOW.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF JEFFREY I. SCHEINROCK AS A CLASS I DIRECTOR.

INFORMATION WITH RESPECT TO THE CLASS I DIRECTOR NOMINEE

     The following table sets forth information regarding the nominee, including age on the date of the Annual Meeting, present position with the Company, period served as a director and other business experience during the past five years.

                                 DIRECTOR              PRINCIPAL OCCUPATION AND OTHER
          NAME             AGE    SINCE                INFORMATION CONCERNING NOMINEE
-------------------------  ---   --------   -----------------------------------------------------
Jeffrey I. Scheinrock....  46      1996     Mr. Scheinrock has served as a director of the
                                            Company and a member of the Board's Audit Committee
                                            since June 1996. Mr. Scheinrock has served as Vice
                                            Chairman and Chief Financial Officer of Kistler
                                            Aerospace Corporation, a manufacturer of reusable
                                            launch vehicles, since July 1996. Prior thereto, he
                                            served as Vice Chairman -- Finance and Strategic
                                            Planning and Chief Financial Officer of Packard Bell
                                            Electronic's, Inc., a manufacturer of personal
                                            computers, from March 1989 to June 1996. Mr.
                                            Scheinrock also has served as a director of
                                            SmartTalk, a prepaid phone card company, since July
                                            1996, and a director of Brilliant Digital
                                            Entertainment, a developer and distributor of digital
                                            equipment, since October 1996.

INFORMATION WITH RESPECT TO DIRECTORS WHOSE TERMS CONTINUE

     The following table sets forth similar information regarding the members of the Board of Directors who are designated either Class II or Class II Directors and are continuing in office as Directors of the Company.

                                 DIRECTOR              PRINCIPAL OCCUPATION AND OTHER
          NAME             AGE    SINCE               INFORMATION CONCERNING INCUMBENT
-------------------------  ---   --------   -----------------------------------------------------
Class II Directors -- Term Expiring at the 1998 Annual Meeting

John AuYeung.............  45      1996     Dr. AuYeung has served as a director of the Company
                                            since May 1996. Since June 1996, Dr. AuYeung also has
                                            served as a member of the Audit and Compensation
                                            Committees of the Board of Directors. Since November
                                            1, 1996, Dr. AuYeung has served as President,
                                            Secretary and Treasurer of ACG (U.S.), Inc., the U.S.
                                            subsidiary of a foreign-based internet company, and
                                            has served as President of Communications Management,
                                            Inc., a management consulting firm. Since October
                                            1996, Dr. AuYeung has also served as Assistant
                                            Secretary of Asia Communications Global Limited, an
                                            internet technology company focusing on the
                                            dissemination of financial, homeshopping and other
                                            information to substantially all of the Asian market.
                                            Prior thereto, Dr. AuYeung served as Vice President,
                                            Technology and Business Development of Atlantis
                                            Computers, Inc. d/b/a NuReality, a manufacturer of
                                            computer multimedia and consumer audio/video products
                                            and a licensee of the Company, from May 1995 to
                                            October 1996. In addition, Dr. AuYeung served in a
                                            variety of management positions with Newport
                                            Corporation, a scientific research instrument
                                            manufacturer, from March 1982 to April 1996. Prior to
                                            joining Newport Corporation, Dr. AuYeung was a
                                            research scientist at the Jet Propulsion Laboratory.
                                            Dr. AuYeung holds a B.S. from the Massachusetts
                                            Institute of Technology and an M.S. and a Ph.D. in
                                            electrical engineering from the California Institute
                                            of Technology.

                                 DIRECTOR              PRINCIPAL OCCUPATION AND OTHER
          NAME             AGE    SINCE               INFORMATION CONCERNING INCUMBENT
-------------------------  ---   --------   -----------------------------------------------------

John Tu..................  55      1994     Mr. Tu has served as a director of the Company since
                                            May 1994. In addition, since June 1996, Mr. Tu has
                                            served as a member of the Audit and Compensation
                                            Committees of the Board. Mr. Tu has served as a
                                            director and President of Kingston Technology Company
                                            (and its predecessor, Kingston Technology
                                            Corporation), a manufacturer of computer
                                            enhancements, since October 1987. Mr. Tu was also a
                                            co-founder of Kingston Technology Corporation. Prior
                                            thereto, from 1982 to 1986, Mr. Tu served as
                                            President of Camintonn Corporation, a manufacturer of
                                            board level products for the DEC marketplace, and
                                            from 1986 to 1987 he served as Vice President and
                                            General Manager of the Digital Division after the
                                            company's sale to AST Research. Mr. Tu was also a
                                            co-founder of Camintonn Corporation. Mr. Tu earned a
                                            degree in electrical engineering from the Technische
                                            Hochschule Darmstadt in Germany.

Class III Directors -- Term Expiring at the 1999 Annual Meeting

Stephen V. Sedmak........  48      1993     Mr. Sedmak, one of the founders of the Company, has
                                            served as President of the Company since its
                                            inception in June 1993. In addition, Mr. Sedmak has
                                            served as a director of the Company since June 1993
                                            and as Chief Operating Officer since June 1996. Prior
                                            to joining the Company, Mr. Sedmak served as Vice
                                            President of Sales for PTC Corporation, a provider of
                                            telecommunications systems, from January 1973 to
                                            March 1982, as Vice President of Sales for The ICT
                                            Group, a provider of database marketing and
                                            telemarketing services, from March 1985 to September
                                            1987, and as Vice President of Sales for TeleRelation
                                            Systems Inc., a software development company, from
                                            January 1991 to June 1992. Mr. Sedmak was involved as
                                            a founder of each of these companies. In addition,
                                            Mr. Sedmak held a variety of executive sales and
                                            marketing positions with IBM/ROLM Corporation, a
                                            leading telecommunications manufacturer, from March
                                            1982 to March 1985. Furthermore, in addition to his
                                            positions with the Company, Mr. Sedmak currently
                                            serves as a director of MidiSoft Corporation, a
                                            software developer.

                                 DIRECTOR              PRINCIPAL OCCUPATION AND OTHER
          NAME             AGE    SINCE               INFORMATION CONCERNING INCUMBENT
-------------------------  ---   --------   -----------------------------------------------------
Thomas C.K. Yuen.........  45      1994     Mr. Yuen has served as Chairman, Chief Executive
                                            Officer and a director of the Company since January
                                            1994. In addition, Mr. Yuen served as Chief Financial
                                            Officer of the Company from January 1994 to July
                                            1994. Since May 1995, Mr. Yuen has also served as
                                            Chairman and a director for Asia Communications
                                            Global Limited, a privately held internet technology
                                            company focusing on the dissemination of financial,
                                            home shopping and other information to substantially
                                            all of the Asian market. Since June 1993, Mr. Yuen
                                            has served as Chairman, Chief Executive Officer,
                                            President and a director for Atlantis Computers, Inc.
                                            d/b/a NuRealty, a privately held company that
                                            manufactures computer multimedia and consumer
                                            audio/video products and a licensee of the Company.
                                            Since February 1994, Mr. Yuen has also served as
                                            Chairman and President of MPC Technologies, Inc., a
                                            privately held company that is a reseller of computer
                                            products. Mr. Yuen is one of the founders of AST
                                            Research, Inc., where he served as a director from
                                            such company's inception in 1981 until June 1992 and
                                            the Company's Co-Chairman and Chief Operating Officer
                                            from August 1987 to June 1992. Currently, Mr. Yuen
                                            devotes approximately 40% of his time to his duties
                                            and obligations to the Company which primarily
                                            involve strategic and corporate planning. The
                                            remaining time is allocated between Asia
                                            Communications Global, Ltd., Atlantis Computers,
                                            Inc., MPC Technologies, Inc. and a variety of other
                                            business interests. Mr. Yuen is also a director of
                                            Graphix Zone, Inc. (dba, Ignite, Inc.), a corporation
                                            involved in the branded and traditional personal
                                            computer game markets.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth similar information as that provided for the director nominees with respect to the executive officers of the Company who are not director nominees.

                                                    PRINCIPAL OCCUPATION AND OTHER
             NAME               AGE            INFORMATION CONCERNING EXECUTIVE OFFICER
------------------------------  ---     ------------------------------------------------------
Janet M. Biski................  41      Ms. Biski, a certified public accountant, has served
                                        as Chief Financial Officer of the Company since July
                                        1994, Secretary of the Company since May 1995, and
                                        Vice President and Treasurer of the Company since June
                                        1996. Prior to joining the Company, Ms. Biski served
                                        as Chief Financial Officer of Remedial Management,
                                        Inc., an environmental consulting firm, from April
                                        1992 to February 1994. Prior thereto, Ms. Biski served
                                        as Regional Controller of Fujitsu Business
                                        Communications, an international manufacturer and
                                        supplier of telecommunications systems, from April
                                        1991 to April 1992. From April 1984 to April 1991, Ms.
                                        Biski held various financial positions with IBM/ROLM
                                        Corporation.

                                                    PRINCIPAL OCCUPATION AND OTHER
             NAME               AGE            INFORMATION CONCERNING EXECUTIVE OFFICER
------------------------------  ---     ------------------------------------------------------

James S. Lucas................  42      Mr. Lucas, one of the founders of the Company, has
                                        served as Vice President, Sales of the Company since
                                        its inception in June 1993. In addition, Mr. Lucas
                                        served as Secretary of the Company from June 1993 to
                                        May 1995, and a director of the Company from June 1993
                                        to January 1994. Prior to joining the Company, Mr.
                                        Lucas served as National Sales Manager for Hughes
                                        Aircraft Company from February 1991 to June 1993,
                                        where he managed the sales and distribution of SRS
                                        based products before the SRS technology was sold by
                                        Hughes Aircraft Company to the Company.

Robert A. Veri................  48      Mr. Veri has served as Vice President, General Manager
                                        of the Company since March 1997 and General Manager
                                        since September 1996. Prior to joining the Company,
                                        Mr. Veri served as Executive Vice President, General
                                        Manager and a director of Fostex Corporation of
                                        America, an audio recording technology company, from
                                        May 1991 to March 1996.

INFORMATION WITH RESPECT TO SIGNIFICANT EMPLOYEES

     The following table sets forth similar information as that provided for directors and executive officers who are not directors with respect to significant employees of the Company.

                                                    PRINCIPAL OCCUPATION AND OTHER
             NAME               AGE          INFORMATION CONCERNING SIGNIFICANT EMPLOYEE
------------------------------  ---     ------------------------------------------------------
Arnold I. Klayman.............  71      Mr. Klayman has served as Director of Advanced
                                        Development of the Company since January 1994. Prior
                                        to joining the Company he served as Senior Scientist
                                        for the Audio Products Division of Hughes Aircraft
                                        Company from 1986 until January 1994, where he
                                        directed research and development of electronic
                                        technologies including the SRS technology before it
                                        was sold by Hughes Aircraft Company to the Company.
                                        Prior thereto, Mr. Klayman owned and operated Klayman
                                        Industries, an electronic consulting company and
                                        developer of electronic components, from August 1978
                                        to August 1986.

Alan D. Kraemer...............  46      Mr. Kraemer has served as Director of Engineering of
                                        the Company since February 1994. In addition, Mr.
                                        Kraemer has served as President of Sierra Digital
                                        Productions, Inc., a compact disc production and
                                        recording company, since August 1989. Prior to joining
                                        the Company, Mr. Kraemer also served as Vice President
                                        of Engineering of De LaRue Printrak, a manufacturer of
                                        automatic fingerprint identification systems, from
                                        January 1989 to December 1989. Prior thereto, Mr.
                                        Kraemer served as Vice President of Engineering for
                                        AST Research, a personal computer manufacturer. Mr.
                                        Kraemer also served as Vice President of Engineering
                                        with Point4 Data Corporation from May 1986 to December
                                        1986, and as Director of Software Engineering of
                                        Northrop Electronics from May 1984 to May 1986.

                                                    PRINCIPAL OCCUPATION AND OTHER
             NAME               AGE          INFORMATION CONCERNING SIGNIFICANT EMPLOYEE
------------------------------  ---     ------------------------------------------------------
Edward J. Treska..............  32      Mr. Treska has served as General Counsel and Director
                                        of Patents and Licensing of the Company since May
                                        1996. Prior to joining the Company, Mr. Treska served
                                        as an associate attorney for the intellectual property
                                        law firm of Knobbe, Martens, Olson & Bear from
                                        September 1992 to April 1996. Prior thereto, Mr.
                                        Treska served as an electronics design engineer for
                                        TRW Inc.'s Space and Technology Sector from June 1987
                                        to June 1989. Mr. Treska holds a B.S. degree
                                        (Electrical Engineering) from Colorado State
                                        University and a J.D. degree from the University of
                                        San Diego School of Law.
Jennifer A. Drescher..........  33      Ms. Drescher has served as Director of Marketing
                                        Services of the Company since April 1994. In addition,
                                        Ms. Drescher served as Marketing and Communications
                                        Manager of the Company from August 1993 to April 1994.
                                        Prior to joining the Company, Ms. Drescher served as
                                        advertising and Public Relations Manager for
                                        Barcu-Berry, Inc., a manufacturer of musical
                                        equipment, from September 1990 to August 1993. Prior
                                        thereto, Ms. Drescher served as Operations Manager of
                                        BBE, Inc., an audio licensing company, from April 1984
                                        to June 1990.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD AND ITS COMMITTEES

     The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, in June 1996 the Board established an Executive Committee, an Audit Committee and a Compensation Committee whose functions are briefly described below. The Board has not established a Nominating Committee. The directors are kept informed of the Company's operations at meetings of the Board and its committees through reports and analyses from, and discussions with, management.

     During the fiscal year ended December 31, 1996 (the "Fiscal Year" or "Fiscal 1996"), the Board of Directors met on one occasion and took action by Unanimous Written Consent on five occasions.

     Executive Committee. At times when the Board of Directors is not in session, the Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company, except as provided by the Bylaws or limited by the provisions of the Delaware General Corporation Law. The members of the Executive Committee are Thomas C.K. Yuen (Chairman) and Stephen V. Sedmak. During the Fiscal Year, the Executive Committee met informally on a regular basis.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of the independent certified public accountants for the following year and reviews the scope of the audit, the independent certified public accountants' report and the auditors' comments relative to the adequacy of the Company's system of internal controls and accounting policies. The members of the Audit Committee are John AuYeung (Chairman), John Tu and Jeffrey
I. Scheinrock. During the Fiscal Year, the Audit Committee did not meet.

     Compensation Committee. The Compensation Committee is comprised of all non-employee directors, each of whom has never been an officer or employee of the Company. The members of the Compensation Committee are John AuYeung (Chairman) and John Tu. The Compensation Committee is responsible for making determinations regarding salaries, bonuses and other compensation for the Company's officers and making decisions with respect to awards, including but not limited to stock option grants, to the Company's directors, officers, key employees, consultants and important business associates pursuant to the 1993 Plan (hereinafter defined) and the Incentive Plan (hereinafter defined). The Compensation Committee did not meet during the Fiscal Year; however, it acted by Unanimous Written Consent on two occasions.

     Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the Fiscal Year (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he served during the Fiscal Year (held during the period that he served).

COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company are not paid any fees or remuneration, as such, for service on the Board or on any Board Committee.

     Cash Compensation. In Fiscal 1996, each non-employee director received $500 for each Board meeting that he attended and $250 for each telephonic Board meeting in which he participated. Each non-employee director also received $250 for each committee meeting that he attended in person or telephonically. In addition, each Non-employee Director was reimbursed for reasonable travel and other expenses incurred in connection with attending Board and committee meetings.

     Non-Employee Directors Nonqualified Stock Option Plan. Each non-employee director is eligible to receive stock options under the SRS Labs, Inc. 1996 Non-Employee Directors Stock Option Plan (the "Non-Employee Directors Plan"), a non-discretionary, formula stock option plan pursuant to which 120,000 shares of Common Stock have been authorized for issuance. Each non-employee director of the Company who was in office prior to the date of the closing of the Company's Initial Public Offering (the "IPO") and remained in office as of such date (namely, Messrs. AuYeung, Scheinrock and Tu) was granted an option to purchase 10,000 shares of Common Stock pursuant to the Non-Employee Directors Plan which vested upon the date of grant. Each non-employee director who first becomes a member of the Board after the date of closing of the IPO will be granted an option to purchase 10,000 shares of Common Stock, subject to adjustment, automatically upon election to the Board of Directors which will vest upon the date of grant. On an ongoing basis, each non-employee director will be granted an option to purchase 15,000 additional shares of Common Stock, subject to adjustment, automatically effective the close of business on the date of each of the Company's annual meeting of stockholders at which such non-employee director is elected. The exercise price for all options granted under the Non-Employee Directors Plan have been and will be based upon the fair market value of the Common Stock on the date of grant. These options (other than the initial options) will become exercisable in three equal annual installments beginning on the date of grant. Upon the occurrence of certain events or series of events which will or is likely to, if carried out, result in a change of control of the Company, as defined in the Non-Employee Directors Stock Option Agreements, the options shall, notwithstanding the three-year vesting period, become immediately exercisable in full.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation paid by the Company during Fiscal 1996 to (i) the Company's Chief Executive Officer and (ii) the four most highly-compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 1996. The Company first became a reporting Company pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, during Fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                                                  ------------
                                                                                   SECURITIES
                                                     ANNUAL COMPENSATION           UNDERLYING       ALL OTHER
                                                 ----------------------------     OPTIONS/SARS     COMPENSATION
     NAME AND PRINCIPAL POSITION        YEAR     SALARY($)(1)     BONUS($)(2)         (#)              ($)
--------------------------------------  -----    ------------     -----------     ------------     ------------
Thomas C.K. Yuen......................   1996      $ 87,504         $    --          112,762          $   --
  Chairman of the Board and Chief
  Executive Officer
Stephen V. Sedmak.....................   1996       135,581          32,115          137,315           1,919(3)
  President and Chief Operating
  Officer
Robert A. Veri(4).....................   1996        49,805              --               --              --
  General Manager
James S. Lucas........................   1996       105,000          23,590          105,996              --
  Vice President, Sales
Janet M. Biski........................   1996        77,084          28,215           37,588              --
  Vice President, Chief Financial
  Officer, Treasurer and Secretary

---------------
(1) A portion of the salary for Ms. Biski was deferred under the Company's 401(k) Plan.

(2) Portions of the bonuses for Messrs. Sedmak and Lucas and Ms. Biski were deferred under the Company's Bonus Plan.

(3) Premiums for term life insurance paid by the Company on behalf of Mr.
    Sedmak.

(4) Mr. Veri was hired by the Company in September 1996.

STOCK OPTIONS

     Stock Option Grants. During Fiscal 1996, stock options were awarded to the Company's Chief Executive Officer and the other Named Executive Officers in the amounts and with the terms indicated in the following table:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                INDIVIDUAL GRANTS
                                            ----------------------------------------------------------
                                             NUMBER OF          % OF TOTAL
                                             SECURITIES        OPTIONS/SARS
                                             UNDERLYING         GRANTED TO    EXERCISE OR
                                            OPTIONS/SARS       EMPLOYEES IN   BASE PRICE    EXPIRATION
                   NAME                      GRANTED(#)        FISCAL YEAR     ($/SH)(1)       DATE
------------------------------------------  ------------       ------------   -----------   ----------
Thomas C.K. Yuen..........................     112,762(2)(4)       19.12%        $8.00      08/15/2006
Steven V. Sedmak..........................     137,315(2)(4)       23.28          8.00      08/15/2006
James S. Lucas............................     105,996(3)(4)       17.97          8.00      08/15/2006
Janet M. Biski............................      37,588(3)(4)        6.37          8.00      08/15/2006

---------------
(1) All options were granted at the fair market value on the date of grant.

(2) Nonqualified stock options which vest pro rata over a four-year period from the date of grant.

(3) Combination of nonqualified stock options and incentive stock options which vest pro rata over a four-year period from the date of grant.

                                          (Footnotes continued on the next page)

(Footnotes continued from the preceding page)

(4) Upon a change in control of the Company (as defined in the stock option agreements relating to the respective plans), the options shall, notwithstanding the installment provisions, become immediately exercisable in full.

     Option Exercises/Fiscal Year End Value. During Fiscal 1996, none of the Named Executive Officers, including the Chief Executive Officer, exercised any stock options or SARs. The following table includes the number of shares of Common Stock covered by both exercisable and unexercisable stock options as of December 31, 1996 for the Named Executive Officers who hold options.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                        OPTIONS/SARS AT               OPTIONS/SARS AT
                                                           FY-END(#)                   FY-END($)(1)
                                                  ---------------------------   ---------------------------
                      NAME                        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------------------  -----------   -------------   -----------   -------------
Thomas C.K. Yuen................................     54,311        275,690      $   286,337     $ 935,462
Stephen V. Sedmak...............................    214,706        225,294        1,727,943       558,913
James S. Lucas..................................    188,998        121,202        1,586,774       149,433
Janet M. Biski..................................     22,631         87,369          146,492       319,257

---------------
(1) Represents the positive difference between the closing price of the Common Stock on Tuesday, December 31, 1996 (the last stock trading day of the Fiscal Year) and the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     Each of Messrs. Yuen and Sedmak have entered into employment agreements with the Company effective as of July 1, 1996. Such agreements provide for a fixed base salary, with annual increases and performance bonuses at the discretion of the Board of Directors. The respective agreements provide for base salaries for (i) Mr. Yuen of $175,000 per year commencing July 1, 1996 and $225,000 per year for the 12 month period commencing January 1, 1997; and (ii) Mr. Sedmak of $145,000 per year commencing July 1, 1996 and $180,000 per year for the 12 month period commencing January 1, 1997. Mr. Yuen's employment agreement provides that he shall devote at least 40% of his time (based on an average eight hour work day) to the business of the Company. Mr. Yuen is permitted to directly engage in other business activities provided such activities are not competitive with the Company. The employment agreements with both Mr. Yuen and Mr. Sedmak may be terminated by the Company for cause which is defined as (i) the failure to follow the reasonable instructions of the Board of Directors, (ii) the material breach of any term of the employment agreement and failure to cure such breach within ten (10) days after written notice thereof from the Company, or (iii) the misappropriation of assets of the Company or any subsidiary by the employee resulting in a material loss to such entity. The employment agreements may be terminated by the employee upon sixty (60) days prior written notice. The initial term of the employment agreements are two (2) years for each of Messrs. Yuen and Sedmak. The employment agreements automatically renew for additional one (1) year periods unless prior notice of termination is given by either the Company or the employee. In the event that the Company either terminates the employment agreement at the end of the current term, or terminates the employment agreement during the current term without cause, the employee is entitled to receive his salary and benefits for the remainder of the current term of the employment agreement plus an additional period of twelve months. During the period, the employee is obligated to provide advisory services and may not compete with the Company. The employment agreements also generally provide the employee with compensation for the remainder of the current term plus an additional 12 months and certain other benefits and for the acceleration of the date of exercisability and the date of vesting for outstanding stock options if the employee is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in the employment agreements.

     In addition to the agreements with Messrs. Yuen and Sedmak, certain of the Company's plans contain termination or change of control provisions.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company was incorporated on June 23, 1993 and, in connection with its initial capitalization, issued an aggregate of 2,389,617 shares of Common Stock to its founders, Stephen V. Sedmak, Walter W. Cruttenden III and James S. Lucas, each of whom are executive officers, directors and/or principal stockholders of the Company, for the following consideration: (i) 724,128 shares were issued to each of Messrs. Sedmak and Cruttenden for $10,000 each, (ii) 72,412 shares were issued to each of Messrs. Sedmak, Cruttenden and Lucas in exchange for services previously rendered to the Company in connection with the acquisition of certain assets from Hughes Aircraft Company ("Hughes Aircraft") , and (iii) 724,126 shares were issued to Mr. Cruttenden in exchange for the pledge of certain securities to Hughes Aircraft to secure the Company's obligations under the asset purchase agreement with Hughes Aircraft.

     On June 30, 1993, Messrs. Sedmak and Cruttenden each loaned the Company $90,000 for working capital and other general corporate purposes. Both of the loans were unsecured and accrued interest at the rate of 10% per annum. Both loans were repaid in full by the Company on January 27, 1994.

     On August 31, 1993, the Company (i) issued 362,064 shares of Common Stock to Frank W. Cutler for $100,000, and (ii) granted an option to purchase an additional 362,064 shares of Common Stock to Mr. Cutler at an exercise price of $0.28 per share. In connection with this transaction, Mr. Cutler was elected to the Board of Directors. Mr. Cutler is a principal stockholder and a former director of the Company. On January 17, 1996, such option was exercised in full.

     On January 27, 1994, the Company issued 2,389,621 shares of Common Stock and certain stockholders, including Messrs. Cruttenden, Lucas and Sedmak, sold an aggregate of 724,128 shares of Common Stock to the Thomas Yuen Family Trust, the beneficiaries of which are Thomas C.K. Yuen and Misako Yuen, for $1,710,000 and $1,000,000, respectively. In connection with this transaction, Mr. and Mrs. Yuen became directors and principal stockholders of the Company, and Mr. Yuen also became an executive officer of the Company.

     On June 1, 1994, the Company entered into a lease (the "Lease") with Daimler Commerce Partners, L.P. (the "Partnership") with respect to the Company's headquarters facility. The general partner of the Partnership is Conifer Investments, Inc. ("Conifer"), the sole shareholder of Conifer is the Thomas Yuen Family Trust, and the executive officers of Conifer include Mr. and Mrs. Yuen. The headquarters facility consists of 11,700 square feet of office and warehouse space. The Lease term commenced on June 1, 1994, and will expire on May 31, 1997. Rent for the first year was 45 cents per square foot per month (an initial annual rent of $63,180) plus common area expenses, real property taxes, utilities, insurance premiums, and maintenance. Pursuant to the Lease, the rent was increased by 4% on each of June 1, 1995 and June 1, 1996. Pursuant to the Lease, the Company paid the Partnership rent of $52,463 during the period ended December 31, 1994, $63,180 during the fiscal year ended December 31, 1995 and $63,430 during the fiscal year ended December 31, 1996.

     On September 14, 1994, the Thomas Yuen Family Trust entered into a First Amendment to Security Agreement with Hughes Aircraft and certain other parties whereby the Thomas Yuen Family Trust guaranteed certain deferred payments, certain guaranteed chip sales gross profits, and royalties on certain product sales owed by the Company to Hughes Aircraft in connection with the purchase of the SRS technology and other technologies. The guarantee by the Thomas Yuen Family Trust, in the form of a pledge of stock (other than Common Stock), replaced a similar guarantee by Cruttenden & Company and Walter W. Cruttenden III.

     On October 20, 1994, the Company entered into a license agreement (the "NuReality License") with NuReality (dba for Atlantis Computers, Inc.), whereby the Company licensed the SRS technology to NuReality for use with multimedia products and cartridge-based game accessories. The sole stockholder of NuReality is the Thomas Yuen Family Trust, and the executive officers of NuReality include Mr. and Mrs. Yuen. Royalties are payable under the NuReality License in the amount of $3.00 per unit for the first 100,000 units sold, $2.00 per unit for between 100,001 and 200,000 units sold, $1.75 per unit for between 200,001 and 300,000 units sold, and $1.50 per unit for 300,001 or more units sold. Pursuant to the NuReality

License, NuReality paid the Company royalties of $70,380 during the fiscal year ended December 31, 1994, $71,217 during the fiscal year ended December 31, 1995 and $28,449 during the fiscal year ended December 31, 1996.

     On January 9, 1995, the Company entered into a stock purchase agreement whereby Packard Bell Electronics, Inc. ("Packard Bell") purchased 572,061 shares of Common Stock of the Company for $1,500,000. The Company and Packard Bell also entered into a stock option agreement (the "Packard Bell Option") whereby Packard Bell was granted an option to purchase 382,104 shares of Common Stock at an exercise price of $4.14 per share. The option vested on January 9, 1995 and the option expires on May 9, 2001. Packard Bell is a principal stockholder of the Company. In connection with the stock purchase by Packard Bell, the Company entered into a license agreement (the "Packard Bell License") with Packard Bell, whereby the Company licensed the SRS technology to Packard Bell for use in its multimedia computers. In connection with such stock purchase, Packard Bell also entered into a shareholders' agreement which provides, among other things, that Packard Bell has certain rights with respect to the registration of the shares of Common Stock purchased by Packard Bell.

     No royalties were payable under the Packard Bell License in 1995, and a fixed quarterly royalty payment of $375,000 is due in advance under the Packard Bell License for each quarter beginning January 1, 1996 that Packard Bell desires to use the licensed rights. For the fiscal year ended December 31, 1996, Packard Bell paid the Company royalties of $1,500,000. Mr. Scheinrock, an incumbent director and a nominee for election as a Class I Director at the Annual Meeting, served as an executive officer of Packard Bell from 1989 to June 1996.

     On April 21, 1995, the Company issued 285,668 shares of Common Stock to John Tu, a director of the Company, for $1,183,500.

     Mr. Cruttenden, a principal stockholder of the Company, is also a principal of Cruttenden Roth Incorporated, an investment banking firm. Cruttenden Roth Incorporated has not performed any services for the Company since its inception, other than participating as one of the co-managing Underwriters for the Company's initial public offering which was declared effective by the SEC on August 8, 1996.

     Thomas C.K. Yuen and Misako Yuen, as co-trustees of the Thomas Yuen Family Trust, Stephen V. Sedmak and Walter W. Cruttenden III have entered into an agreement with the Company which grants the Company the right to require such persons to divest stock on a pro rata basis to an aggregate level to ensure that more than 50% in value of Common Stock is owned by more than five individuals at any time the Board of Directors deems such action to be in the best interests of the Company to avoid personal holding company status. Failure to divest such shares within 15 days of being notified to do so by the Company will give the Company an assignable option to purchase such shares at the then prevailing market prices.

     In the opinion of management, the terms of the above-described agreements are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties at the time of their execution.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

                      APPROVAL OF THE AMENDED AND RESTATED
                         1996 LONG-TERM INCENTIVE PLAN
                                  (PROPOSAL 2)

BACKGROUND

     The Board of Directors has adopted, and the stockholders have approved the SRS Labs, Inc. 1996 Long-Term Incentive Plan (the "Incentive Plan"), a discretionary incentive plan which affords the Compensation Committee of the Company's Board of Directors the ability to design compensatory awards to attract and retain officers (including directors who also are officers of the Company), other key employees and consultants of the Company. Currently, the number of shares of Common Stock which may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from all substantial risks of forfeiture, (iii) as Deferred Shares,
(iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan, shall not exceed 1,000,000 (subject to adjustment as provided in the Incentive Plan). As of the Record Date, Option Rights to purchase 912,301 shares of Common Stock have been awarded, leaving only 87,699 shares of Common Stock remaining to be issued or transferred pursuant to awards made under the Incentive Plan.

     In addition to the Incentive Plan, the Company maintains the SRS Labs, Inc. Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan -- 1993, a discretionary plan authorizing the grant of awards to officers, directors, key employees and consultants (the "1993 Plan"), Stock Option Agreements dated January 19, 1994 between the Company and Stephen V. Sedmak and James S. Lucas (the "Sedmak Plan" and the "Lucas Plan") and the SRS Labs, Inc. 1996 Nonemployee Directors Stock Option Plan, a non-discretionary, formula stock option plan in which only non-employee directors are eligible to participate. Under the 1993 Plan, 1,448,256 shares of common stock have been authorized for issuance, and options to purchase 801,971 shares have been granted and reserved for issuance. At this time, the Board has determined not to grant awards under the 1993 Plan which exceed the 801,971 shares of Common Stock already granted. Under the Sedmak Plan and Lucas Plan, the Company has reserved for issuance 181,032 shares of Common Stock under each of such Plans, and no other shares are authorized for issuance under such Plans (the Incentive Plan, the 1993 Plan, the Sedmak Plan and the Lucas Plan are collectively referred to as the "Discretionary Plans"). Accordingly, as of the Record Date, approximately 87,699 shares of Common Stock remained available for grant under the Discretionary Plans. The Board of Directors continues to believe that such a compensatory award program is an important factor in attracting, retaining and motivating officers, other key employees and consultants of the Company and has recognized the need for an additional number of shares of Common Stock which may be issued or transferred in connection with awards made under the Incentive Plan, the only current Discretionary Plan under which new awards are being made.

     In view of the foregoing, the Compensation Committee and the Board of Directors believe that it is appropriate to increase the number of shares of Common Stock which may be issued or transferred pursuant to the Incentive Plan and, at the same time, make certain conforming and "clean-up" changes to the Incentive Plan in the form of an amendment and restatement to the Incentive Plan to be presented to the stockholders. Accordingly, the Compensation Committee and the Board of Directors have adopted, subject to stockholder approval, the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Amended and Restated Incentive Plan"). The principal difference between the Amended and Restated Incentive Plan and the Incentive Plan is that under the Amended and Restated Incentive Plan the number of shares which may be issued or transferred pursuant to awards granted thereunder has been increased by 1,000,000 shares of Common Stock from 1,000,000 to 2,000,000 shares of Common Stock. If the proposal is not approved by the stockholders at the Annual Meeting, the Incentive Plan will remain in effect; however, as stated above, only 87,699 shares of Common Stock remain available for grant as of the Record Date.

     The Company has registered with the U.S. Securities and Exchange Commission (the "Commission") on a Form S-8 Registration Statement the initial 1,000,000 shares of Common Stock issuable under the Incentive Plan, and the Board intends to cause the additional shares of Common Stock to be issued under the Amended and Restated Incentive Plan to be registered on a Form S-8 Registration Statement to be filed with the Commission at the Company's expense.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1968, as amended. Subject to certain exceptions,
Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company. Currently, the performance-based compensation paid by the Company pursuant to the Discretionary Plans (including the Incentive Plan) is excluded from this $1,000,000 limitation. If the Amended and Restated Incentive Plan is approved by the stockholders, such approval will constitute approval of the performance-based compensation payable under the Amended and Restated Incentive Plan under Section 162(m) and allow the Company to rely upon the exception under
Section 162(m) for performance-based compensation awarded under the Amended and Restated Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDED AND RESTATED INCENTIVE PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

SUMMARY OF THE PLAN

     The Amended and Restated Incentive Plan is set forth in full as Appendix "A" to this Proxy Statement and is summarized below. The following summary is not intended to be complete and reference should be made to Appendix "A" for a complete statement of the terms and provisions of the Amended and Restated Incentive Plan. Capitalized terms used in this Summary and not otherwise defined shall have the meanings ascribed to such terms in the Amended and Restated Incentive Plan.

Plan Limits

     The maximum number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risk of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (vi) in payment of dividend equivalents paid with respect to awards made under the Amended and Restated Incentive Plan, may not in the aggregate exceed 2,000,000 shares of Common Stock, which may be shares of original issuance or treasury shares or a combination thereof. These limits are subject to adjustments as provided in the Amended and Restated Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

     Upon the payment of any option price by the transfer to the Company of Common Stock or upon related satisfaction of tax withholding obligations or any other payment made or benefit realized under the Amended and Restated Incentive Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred only the net number of shares actually issued or transferred by the Company. Upon the payment in cash of a benefit provided by any award under the Amended and Restated Incentive Plan, any shares of Common Stock that were covered by such award shall again be available for issuance or transfer under the Amended and Restated Incentive Plan. If any award terminates, expires or is cancelled with respect to any shares of Common Stock, new awards may thereafter be granted covering such Common Stock.

     No participant may be granted Option Rights for more than 750,000 shares of Common Stock during any three consecutive calendar years, subject to adjustment pursuant to the Amended and Restated Incentive Plan. No participant may receive in any one calendar year awards of Performance Shares and Performance Units having an aggregate value as of their respective dates of grant in excess of $750,000.

     As of the Record Date, the fair market value of a share of Common Stock was $9.875 share.

Option Rights

     Option Rights provide the right to purchase shares of the Company's Common Stock at a price not less than its fair market value on the date of the grant with respect to Incentive Options and not less than eighty-five percent (85%) of its fair market value with respect to other options. The option price is payable in cash, nonforfeitable, unrestricted Common Stock already owned by the optionee, any other legal consideration that the Committee deems appropriate, including, without limitation, promissory notes, or any combination of these methods. Any grant of Option Rights may provide for the deferred payment of the option price on the sale of some or all of the shares obtained from the exercise. Any grant may provide for the automatic grant of additional Option Rights to an optionee upon the exercise of Option Rights using Common Stock as payment.

     Option Rights granted under the Amended and Restated Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Option Rights that are not intended to so qualify or combinations thereof. Except in the case of grants of ISO's, the Committee may provide for the payment to the optionee of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis or may provide that the equivalents be credited against the option price.

     No Option Rights may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment that is necessary before the Option Rights become exercisable and may provide for the earlier exercisability of the Option Rights in the event of retirement, death or disability of the participant or a change in control of the Company. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

Appreciation Rights

     Appreciation Rights represent the right to receive from the Company an amount, determined by the Committee and expressed as a percentage not exceeding 100 percent, of the difference between the base price established for such Rights and the market value of the Common Stock on the date the rights are exercised. Appreciation Rights can be tandem (granted with Option Rights to provide an alternative to exercise of the Option Rights) or free-standing. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the spread is positive, and requires that the related Option Right be surrendered for cancellation. Free-standing Appreciation Rights must have a base price per Right that is not less than the fair market value of the Common Stock on the date of grant, must specify the period of continuous employment that is necessary before such Appreciation Rights become exercisable (except that they may provide for the earlier exercise of the Appreciation Rights in the event of retirement, death or disability of the participant or a change in control of the Company) and may not be exercisable more than ten years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company on exercise of an Appreciation Right may be paid in cash, in Common Stock or in any combination thereof, and may either grant to the recipient or retain in the Committee the right to elect among those alternatives. Any grant of Appreciation Rights may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

Restricted Shares

     Restricted Shares constitute an immediate transfer of ownership to the recipient in consideration of the performance of services. The participant has dividend and voting rights on such shares. Restricted Shares must be subject to a "substantial risk of forfeiture" of the shares, within the meaning of Section 83 of the Code for a period to be determined by the Committee on the date of the grant. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in the manner prescribed by the Committee on the date of grant for the period during which such forfeiture provisions are to continue. The Committee may provide for the earlier termination of the forfeiture provisions in the event of retirement, death or disability of the participant or a change in control of the Company.

     Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

Deferred Shares

     Deferred Shares constitute an agreement to issue shares to the recipient in the future in consideration of the performance of services, but subject to the fulfillment of such conditions as the Committee may specify. The participant has no right to transfer any rights under his or her award and no right to vote the Deferred Shares. The Committee may authorize the payment of dividend equivalents on the Deferred Shares, in cash or Common Stock, on a current, deferred or contingent basis. The Committee must fix a deferral period at the time of grant, and may provide for the earlier termination of the deferral period in the event of retirement, death or disability of the participant or a change in control of the Company.

Performance Shares and Performance Units

     A Performance Share is the equivalent of one share of Common Stock and a Performance Unit is the equivalent of $100.00. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of retirement, death or disability of the participant or a change in control of the Company. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, Common Stock or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Stock on a current, deferred or contingent basis.

Management Objectives

     The Amended and Restated Incentive Plan requires that the Committee establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend equivalents may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Committee likely to become, a "covered employee" within the meaning of
Section 162(m)(3) of the Code shall be limited to specified levels of or growth in (i) return on invested capital, (ii) earnings per share, (iii) return on assets, (iv) return on equity, (v) stockholder return, (vi) sales growth, (vii) productivity improvement, and/or (viii) net income. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.

Administration

     The Compensation Committee of the Board of Directors will administer and interpret the Amended and Restated Incentive Plan. The Committee is composed of not less than two directors, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of
Section 162(m) of the Code.

Eligibility

     Officers (including officers who are members of the Board of Directors) and key employees of, and consultants to, the Company and its subsidiaries, as determined by the Committee, may be selected to receive benefits under the Amended and Restated Incentive Plan. As of the Record Date, approximately 5 officers, 12 key employees and 3 consultants of the Company were eligible to participate in the Amended and Restated Incentive Plan.

Transferability

     Option Rights and other derivative securities awarded under the Amended and Restated Incentive Plan will not be transferable by a participant other than by will or the laws of descent and distribution or, other than an ISO, a qualified domestic relations order. Any award made under the Amended and Restated Incentive Plan may provide that any Common Stock issued or transferred as a result of the award will be subject to further restrictions upon transfer.

Adjustments

     The Committee may make or provide for adjustment in the number of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares, the prices per share applicable thereto and kind of shares (including shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all of the outstanding awards under the Amended and Restated Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under the Amended and Restated Incentive Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to the Amended and Restated Incentive Plan.

Amendments and Miscellaneous

     The Amended and Restated Incentive Plan may be amended by the Committee or, if there shall be no Committee as contemplated in the Amended and Restated Incentive Plan, the Company's Board of Directors, so long as the amendments do not increase the maximum number of shares specified in Section 3(a) of the Amended and Restated Incentive Plan (except as expressly authorized by the Amended and Restated Incentive Plan) or cause Rule 16b-3 to become inapplicable to the Amended and Restated Incentive Plan. However, the Committee, or the Board in the absence of such Committee, may amend the Amended and Restated Incentive Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws and regulations, or in the interpretation of such laws and regulations. The Incentive Plan provides that only the Committee (with no specific reference to the Board) has the authority to amend the Incentive Plan.

     Where the Committee has established conditions to the exercisability or retention of certain awards, the Amended and Restated Incentive Plan allows the Committee to take action in its sole discretion subsequently to equitably adjust such conditions in certain circumstances, including in the case of death, disability or retirement.

     With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other award granted under the Amended and Restated Incentive Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards, which may or may not cover the same number of shares of Common Stock that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under the Amended and Restated Incentive Plan had the cancelled Option Rights or other awards not been granted.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended and Restated Incentive Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

  Tax Consequences to Participants

     Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (ii) at the time of exercise of a nonqualified Option Right ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if the optionee satisfies certain employment and holding period requirements, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. To satisfy the employment requirement, the optionee must exercise the ISO not later than three months after he or she ceases to be an employee of the Company (or one year if he or she is disabled). To satisfy the holding period requirement, the optionee must not dispose of the shares issued pursuant to the exercise of the ISO within two years after the date of grant of the ISO and within one year after the transfer of such shares to the optionee.

     If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of a tandem Appreciation Right or a free-standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares also will commence on such date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or Director to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) of the Code has been made, the principal difference (in cases where the officer or Director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or Director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

  Tax Consequences to the Company or Subsidiary

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation.

NEW PLAN BENEFITS

     The benefits or amounts to be awarded in the future under the Amended and Restated Incentive Plan are not determinable at this time and it is not possible to determine the benefits or amounts which would have been received or allocated to eligible participants under the Amended and Restated Incentive Plan, other than those actually received under the Incentive Plan during Fiscal 1996 and during the current fiscal year ending December 31, 1997 as of the Record Date. Mr. Jeffrey I. Scheinrock, a current non-employee director of the Company and a nominee for election as a Class I Director, and John AuYeung and John Tu, other non-employee directors of the Company are not eligible to participate in the Incentive Plan or the Amended and Restated Incentive Plan. The table below indicates the Option Rights granted under the Incentive Plan in Fiscal 1996 and in January and March 1997 utilizing shares of Common Stock already reserved for issuance or transfer under the Incentive Plan.

                                                                                                        POTENTIAL
                                                 POTENTIAL REALIZABLE                              REALIZABLE VALUE AT
                                                   VALUE AT ASSUMED                                  ASSUMED ANNUAL
                           OPTION                ANNUAL RATES OF STOCK     OPTION                    RATES OF STOCK
                           RIGHTS                 PRICE APPRECIATION       RIGHTS                  PRICE APPRECIATION
                         GRANTED IN               FOR OPTION TERM(1)     GRANTED IN                FOR OPTION TERM(1)
                           FISCAL     EXERCISE   ---------------------     FISCAL     EXERCISE     -------------------
   NAME AND POSITION        1996       PRICE        5%         10%          1997       PRICE         5%         10%
-----------------------  ----------   --------   --------   ----------   ----------   --------     -------    --------
Thomas C.K. Yuen.......    112,762     $ 8.00    $567,323   $1,437,126     15,000      $7.625      $71,906    $182,210
  Chairman of the Board
  and Chief Executive
  Officer
Stephen V. Sedmak......    137,315       8.00     690,620    1,750,048     15,000       7.625       71,906     182,210
  President and Chief
  Operating Officer
Robert A. Veri.........         --         --          --           --     65,000       7.625      311,591     789,578
  General Manager
James S. Lucas.........    105,996       8.00     533,102    1,350,895      7,500       7.625       35,953      91,105
  Vice President, Sales
Janet M. Biski.........     37,588       8.00     189,047      479,050     15,000       7.625       71,906     182,210
  Vice President, Chief
  Financial Officer,
  Treasurer and
  Secretary
All current Executive
  Officers as a Group
  (5 persons)..........     393,661       8.00   1,979,901   5,017,120      117,500      7.625     563,260    1,427,315
All current Directors
  who are not Executive
  Officers (3
  persons).............          --         --         --           --           --         --          --          --
All employees,
  including all current
  officers who are not
  executive officers,
  as a group (12
  persons).............     188,914       8.00    950,135    2,407,666      169,000       8.35(2)  887,165    2,248,098

---------------
(1) In accordance with the rules of the U.S. Securities and Exchange Commission, shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based

                                          (Footnotes continued on the next page)

(Footnotes continued from the preceeding page)

    on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full term. The full term for each of the respective options is ten years from the date of grant. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

(2) The price shown is the weighted average exercise price based on 46,500 options granted with an exercise price of $7.625 per share and 122,500 options granted with an exercise price of $8.625 per share.

        RELATIONSHIP OF THE COMPANY WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected the firm of Deloitte & Touche LLP ("Deloitte & Touche"), independent certified public accountants, as auditors for Fiscal 1996, and upon the recommendation of the Audit Committee of the Board of Directors, have selected such firm to act as auditors for the fiscal year ending December 31, 1997. During Fiscal 1996, Deloitte & Touche also were engaged by the Company to provide certain consulting services. Representatives of the firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Stockholders of the Company who intend to submit proposals to the Company's stockholders at the annual meeting of stockholders to be held in 1998 must submit such proposals to the Company no later than December 31, 1997 in order for them to be included in the Company's proxy materials for such meeting. Stockholder proposals should be directed to the attention of the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement.

                                 ANNUAL REPORT

     A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR (THE "FORM 10-KSB"), INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED BY EACH STOCKHOLDER OF RECORD (AND EACH BENEFICIAL HOLDER) ON THE RECORD DATE, WITHOUT CHARGE. COPIES OF EXHIBITS TO THE FORM 10-KSB ARE AVAILABLE, BUT A REASONABLE FEE WILL BE CHARGED TO A STOCKHOLDER REQUESTING EXHIBITS. ALL SUCH REQUESTS SHOULD BE MADE IN WRITING TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT,
ATTENTION: MS. JANET M. BISKI, VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY.

                                          By Order of the Board of Directors,

                                          /s/ Janet M. Biski
                                          -------------------------
                                              Janet M. Biski
                                              Secretary

Santa Ana, California
April 30, 1997

                                                                      APPENDIX A

                                 SRS LABS, INC.

                              AMENDED AND RESTATED
                         1996 LONG-TERM INCENTIVE PLAN

     1. PURPOSE. The purpose of this Plan is to attract and retain directors, officers, key employees and consultants for SRS Labs, Inc., a Delaware corporation (the "Corporation"), and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

     2. DEFINITIONS.  As used in this Plan,

     "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

     "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

     "BOARD" means the Board of Directors of the Corporation.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means the committee described in Section 16(a) of this Plan.

     "COMMON SHARES" means (i) shares of the common stock of the Corporation, par value $.001 per share, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

     "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights or Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

     "INCENTIVE STOCK OPTIONS" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "LESS-THAN-80-PERCENT SUBSIDIARY" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

     "MANAGEMENT OBJECTIVES" means the achievement of a performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend credits. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision) shall be limited to specified levels of or growth in:

          (i) return on invested capital;

          (ii) earnings per share;

          (iii) return on assets;

          (iv) return on equity;

          (v) shareholder return;

          (vi) sales growth;

          (vii) productivity improvement; and/or

          (viii) net income.

Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

     "MARKET VALUE PER SHARE" means, at any date, (i) the closing sales price for the Common Shares on that date, if available, or, if there are no sales on that date or if a closing sales price is not available, (ii) the average of the "bid" and "asked" prices of the Common Shares on that date, in each case as reported by the National Association of Securities Dealers Automated Quotation System or any national securities exchange on which the Common Shares are then traded, or, if (i) or (ii) are not available, the fair market value of the Common Shares as determined by the Committee from time to time.

     "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

     "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

     "OPTION RIGHT" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

     "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and who is at that time an officer, including without limitation an officer who may also be a member of the Board, any other key employee of, or a consultant to, the Corporation or any Subsidiary, or who has agreed to commence serving in any such capacity.

     "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

     "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $100.00 awarded pursuant to Section 8 of this Plan.

     "RELOAD OPTION RIGHTS" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

     "RESTRICTED SHARES" mean Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

     "RULE 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

     "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Option Price specified in the related Option Right.

     "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

     "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

     3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred
(i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from all substantial risks of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan, shall not in the aggregate exceed 2,000,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. If any award terminates, expires or is cancelled with respect to any Common Shares, new awards may thereafter be granted covering such Common Shares.

        (b) Upon the full or partial payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Corporation.

        (c) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

        (d) Notwithstanding any other provision of this Plan to the contrary, no Participant shall be granted Option Rights for more than 750,000 Common Shares during any period of three consecutive calendar years subject to adjustment as provided in Section 10 of this Plan.

        (e) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any period of one calendar year receive awards of Performance Shares and Performance Units having an aggregate value as of their respective Dates of Grant in excess of $750,000.

     4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

        (b) Each grant shall specify an Option Price per Common Share, which in the case of Incentive Options, shall be equal to or greater than the Market Value per Share on the Date of Grant and, in the case of other options, shall not be less than eighty-five percent (85%) of the Market Value per Share on the Date of Grant.

        (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration, including, without limitation, promissory notes, that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

        (d) Any grant may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this
Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

        (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

        (f) Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for Common Shares or any other non-cash consideration authorized under Sections 4(d) and (e) above.

        (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

        (h) Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercisability of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

        (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

        (j) Option Rights granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing.

        (k) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

        (l) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

        (m) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Appreciation rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

        (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

        (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

        (d) Any grant may specify that an Appreciation Right may be exercised only in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

        (e) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

        (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

        (g) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

        (h) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

        (i) Regarding Free-standing Appreciation Rights only:

              (i) Each grant shall specify in respect of each Free-standing
                  Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

              (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to such Participant remain unexercised;

              (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event; and

              (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

        (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

        (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

        (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

        (e) Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each such grant shall specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

        (f) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

        (g) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

     7. DEFERRED SHARES. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

        (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

        (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

        (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

        (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants to Participants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, subject to the limitations in Section 3, which may be subject to adjustment to reflect changes in compensation or other factors.

        (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

        (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant and each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

        (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

        (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

        (f) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or in additional Common Shares on a current, deferred or contingent basis.

        (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     9. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) awarded under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution or, other than with respect to an Incentive Stock Option, a qualified domestic relations order, as defined in the Code. Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

        (b) Any award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or in payment of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions upon transfer.

     10. ADJUSTMENTS. The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder,
(b) prices per share applicable to such Option Rights and Appreciation Rights, and (c) kind of shares (including shares of another issuer) covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or
(z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to this Plan.

     11. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     12. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     13. PARTICIPATION BY EMPLOYEES OF A LESS-THAN-80-PERCENT SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Less-Than-80-Percent Subsidiary, regardless whether such Participant is also employed by the Corporation or another Subsidiary, the Committee may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than-80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Committee and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

     14. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred

Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 6(d) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments, or restatements shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

     16. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Compensation Committee of the Board appointed from time to time by the Board of Directors of the Corporation. The Committee shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of
Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

        (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares or Deferred Shares, Performance Shares and Performance Units and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

     17. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Committee or, if there shall be no Committee as contemplated in
Section 16(a) of this Plan, the Board, but except as expressly authorized by this Plan no such amendment shall increase the maximum number of shares specified in Section 3(a) of this Plan, increase the number of Performance Units specified in Section 3(e) of this Plan, or cause Rule 16b-3 to become inapplicable to this Plan, without the further approval of the shareholders of the Corporation, unless permitted by Rule 16b-3. Without limiting the generality of the foregoing, the Committee, or the Board in the absence of the Committee, may amend this Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

        (b) With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the cancelled Option Rights or other awards not been granted.

        (c) The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Common Shares.

        (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

        (e) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option Right; provided, however, that such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

           (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the shareholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for Rule 16b-3 to remain applicable to this Plan.

PROXY


                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                                 SRS LABS, INC.


                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder(s) of SRS Labs, Inc., a Delaware corporation (the "Company") hereby appoints Stephen V. Sedmak, Janet M. Biski, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 11, 1997, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on April 25, 1997, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSAL 2, FOR THE NOMINEE NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

       (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

                                 SRS LABS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

     THE LISTED NOMINEE AND THE PROPOSAL HAVE BEEN PROPOSED BY THE COMPANY.
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED
                         AND "FOR" THE LISTED PROPOSAL.




1. ELECTION OF DIRECTORS                                       WITHHOLD
   Nominee for election to the          FOR the           AUTHORITY to vote
   Board of Directors as a           nominee listed    for the nominee listed
   Class I Director:
   Jeffrey I. Scheinrock.                 / /                     / /


                                          FOR       AGAINST     ABSTAIN
2.  Proposal to approve the
    SRS Labs, Inc. Amended and            / /         / /         / /
    Restated 1996 Long-Term
    Incentive Plan.


3.  The proxies are authorized to vote
    in their discretion upon such other
    business as may properly come
    before the meeting.


I PLAN TO ATTEND THE MEETING.   / /







Dated: _____________________________________, 1997


__________________________________________________
(Signature)


__________________________________________________
(Signature)


Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.